SUPPLEMENT TO THE PROSPECTUS

Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Funds, Inc. - Science and Technology Fund

The following information replaces the disclosure regarding management of Waddell & Reed Advisors New Concepts Fund, Inc. and Waddell & Reed Advisors Science and Technology Fund in the section entitled "The Management of the Funds
- Portfolio Management:"

     Kimberly A. Scott is primarily responsible for the management of the New Concepts Fund. Ms. Scott has held her responsibilities since February 2001. She is Vice President of WRIMCO and serves as the portfolio manager of another investment company managed by WRIMCO. Ms. Scott served as an investment analyst with WRIMCO from April 1999 to February 2001. From 1994 to 1999, Ms. Scott was an equity analyst for Bartlett & Company.

     Zachary H. Shafran is primarily responsible for the management of the Science and Technology Fund. Mr. Shafran has held his responsibilities since February 2001. He is Senior Vice President of WRIMCO. Mr. Shafran has served as the portfolio manager for investment companies managed by WRIMCO since January 1996. Mr. Shafran served as an investment analyst with WRIMCO from June 1990 to January 1996.

To be attached to the cover page of the Prospectus of:

     Waddell & Reed Advisors Funds
     Equity Funds
     dated June 30, 2000

This Supplement is dated February 9, 2001.